Exhibit 99.2

Case 1:21-cv-01139-MN Document 35 Filed 09/01/21 Page 1 of 9 PageID #: 672 IN THE UNITED STATES DISTRICT COURT FOR THE DISTRICT OF DELAWARE CYTODYN INC., Plaintiff, v. PAUL A. ROSENBAUM, JEFFREY P. BEATY, ARTHUR L. WILMES, THOMAS J. ERRICO, BRUCE PATTERSON, PETER STAATS, MELISSA YEAGER, and CCTV PROXY GROUP, LLC, Defendants. ) ) ) ) ) ) ) ) ) ) ) ) ) STIPULATION AND PROPOSED ORDER WHEREAS on August 30, 2021, Plaintiff’s counsel notified Defendants’ counsel that they had obtained copies of emails sent by Defendant Rosenbaum to the Company’s stockholders on August 24 and 26, 2021 (appended hereto as Exhibits A and B, together, the “Email Solicitations”) that constituted solicitations and had not been filed with the SEC as required by Rule 14a-6(b); WHEREAS on August 31, 2021, Defendants’ counsel caused the two above-referenced emails to be filed with the SEC; IT IS HEREBY STIPULATED AND AGREED by the parties, subject to the approval of the Court, that: 1. The Email Solicitations constitute solicitations for purposes of the Securities and Exchange Act of 1934 and SEC Rules promulgated thereunder. 2. Defendants shall comply with the federal securities laws and the SEC Rules, including Rule 14a-6(b), in connection with the subject matter of this proceeding.

Case 1:21-cv-01139-MN Document 35 Filed 09/01/21 Page 2 of 9 PageID #: 673

POTTER ANDERSON & CORROON LLP

/s/ Jonathan A. Choa
Kevin R. Shannon (#3137)
Jonathan A. Choa (#5319)
Christopher N. Kelly (#5717)
1313 N. Market Street, 6th Floor
Hercules Plaza
P.O. Box 951
Wilmington, DE 19899
(302) 984-6000
kshannon@potteranderson.com
jchoa@potteranderson.com
ckelly@potteranderson.com

OF COUNSEL:

Andrew W. Stern
Isaac S. Greaney
Alex J. Kaplan
Charlotte K. Newell (#5853)
SIDLEY AUSTIN LLP
787 Seventh Avenue
New York, New York 10019

Attorneys for Plaintiff CytoDyn Inc.

Dated: August 31, 2021

GREENBERG TRAURIG, LLP

/s/ Lisa Zwally Brown
Lisa Zwally Brown (#4328)
The Nemours Building
1007 North Orange Street, Suite 1200
Wilmington, DE 19801
(302) 661-7000
brownli@gtlaw.com

OF COUNSEL:

Hal S. Shaftel
GREENBERG TRAURIG, LLP
MetLife Building
200 Park Avenue
New York, NY 10166

Drew G.L. Chapman
John P. Johnston
Madeline Tusa
BAKER BOTTS L.L.P.
30 Rockefeller Plaza
New York, New York 10112

Attorneys for Defendants

SO ORDERED this 1st day of September 2021.

Maryellen Noreika
The Honorable Maryellen Noreika
United States District Judge

2

Case 1:21-cv-01139-MN Document 35 Filed 09/01/21 Page 3 of 9 PageID #: 674 EXHIBIT A

Case 1:21-cv-01139-MN Document 35 Filed 09/01/21 Page 4 of 9 PageID #: 674 From: Scott Kelly To: Liekefett, Kai H.E.; Newell, Charlotte K.; Antonio Migliarese; Nader Z. Pourhassan Subject: FW: From Paul Rosenbaum Our White Proxy cards have gone out Date: Monday, August 30, 2021 11:22:40 AM Attachments: image001.png image002.jpg Scott A. Kelly, MD Chief Medical Officer, Chairman of the Board, Head of Business Development CytoDyn Inc. (www.cytodyn.com) 1111 Main Street, Suite 660 Vancouver, Washington 98660 E-mail: skelly@cytodyn.com Office: (360) 980-8524 Facsimile: (360) 799-5954 Mobile: (404) 229-6606 CONFIDENTIALITY NOTICE. This e-mail transmission and any documents, files, or previous e-mail messages appended or attached to it may contain information that is confidential or legally privileged. If you are not the intended recipient, or a person responsible for delivering it to the intended recipient, you are hereby notified that you must not read this transmission and that any disclosure, copying, printing, distribution, or use of the information contained or attached to this transmission is strictly prohibited. If you have received this transmission in error, please immediately notify the sender by telephone (360.980.8524) or return the e-mail message to skelly@cytodyn.com and delete the original transmission, its attachments, and any copies without reading or saving in any manner. Thank you. Date: Wednesday, August 25, 2021 at 10:10 AM To: Scott Kelly <skelly@cytodyn.com> Subject: From Paul Rosenbaum Our White Proxy cards have gone out CAUTION: This message is from an outside sender. Do not click links, open attachments, or follow instructions unless you double check the sender’s email address and know the content is safe!

Case 1:21-cv-01139-MN Document 35 Filed 09/01/21 Page 5 of 9 PageID #: 676 From: Paul R [mailto:exitpoll@aol.com] Sent: Tuesday, August 24, 2021 9:17 PM To: exitpoll@aol.com Subject: From Paul Rosenbaum Our White Proxy cards have gone out Dear CytoDyn Inc. stockholders: First of all, thank you for your support so far. We truly expect to win this election contest with your help. We expect the management at CytoDyn to make many attempts to reach out to you prior to the upcoming annual meeting and it could get very confusing as we get close to Oct 28 (the announced annual meeting date). The main point is to vote our proxy on the white card that you will be getting by snail mail or email. Once you vote that white card you can be done as long as you do not fill out anything from the company. Best advice about any material you get from the company: do not respond to after reading. You can never go wrong by filing out any WHITE CARD YOU RECEIVE. Again, if you do fill out any Proxy from the company you will cancel out your vote for us. PLEASE DO NOT FILL OUT ANY PROXY MATERIAL FROM THE COMPANY!Your vote is important, no matter how many shares of CytoDyn, Inc. (“CytoDyn” or “CYDY”) you own. On behalf of the CYDY Investor Group, we recommend that stockholders vote on our WHITE proxy card or voting instruction form (the “WHITE CARD”) that you receive “FOR ALL” of the Investor Group’s highly qualified and very experienced nominees for the CYDY board. You may vote by phone or Internet by following the instructions on the WHITE CARD that you receive. If you received your proxy card or voting instruction form by mail, you can also sign and return it in the enveloped enclosed with the WHITE CARD. IF YOU HAVE ANY QUESTIONS AT ALL we encourage you to contact our proxy solicitor, Okapi Partners LLC, at +1 844-202-7428 (Toll Free).

Case 1:21-cv-01139-MN Document 35 Filed 09/01/21 Page 6 of 9 PageID #: 677 Since this election is a contested proxy solicitation, if you do not give voting instructions to your broker, bank, or other custodian,, your broker, bank, or other custodian will not be able to vote your shares with respect to the election of CYDY directors. We urge you to instruct your broker, bank, or other custodian to vote your shares on the WHITE CARD. We expect CytoDyn management will also send you proxy materials (when filed and available for distribution) and we urge you to discard any such materials. In the event you make a mistake and return a proxy card or voting instruction form sent to you by CYDY management or current board, you can change your vote, by calling our Proxy company Okapi Partners LLC, at +1 844-202-7428 (Toll Free). Only your latest-dated proxy card will count, so voting any card other than the WHITE CARD may change your vote. Hope this note is helpful. Please fill out our White Proxy and return immediately. Thanks again for your support and help. Sincerely, PAUL R. P.S. Tomorrow I will be sending you an email requesting the name of your brokers that hold your shares as well as asking you the number of shares you own and have or will vote. It is strictly for our Proxy firm to check with all the brokers to make sure all our shares have been voted.

Case 1:21-cv-01139-MN Document 35 Filed 09/01/21 Page 7 of 9 PageID #: 678 EXHIBIT B

Case 1:21-cv-01139-MN Document 35 Filed 09/01/21 Page 8 of 9 PageID #: 679 From: Scott Kelly To: Newell, Charlotte K.; Liekefett, Kai H.E.; Antonio Migliarese; Nader Z. Pourhassan Subject: FW: Record date and if any of your shares are out on loan Paul R Date: Monday, August 30, 2021 11:20:44 AM Attachments: image001.png image002.jpg Scott A. Kelly, MD Chief Medical Officer, Chairman of the Board, Head of Business Development CytoDyn Inc. (www.cytodyn.com) 1111 Main Street, Suite 660 Vancouver, Washington 98660 E-mail: skelly@cytodyn.com Office: (360) 980-8524 Facsimile: (360) 799-5954 Mobile: (404) 229-6606 CONFIDENTIALITY NOTICE. This e-mail transmission and any documents, files, or previous e-mail messages appended or attached to it may contain information that is confidential or legally privileged. If you are not the intended recipient, or a person responsible for delivering it to the intended recipient, you are hereby notified that you must not read this transmission and that any disclosure, copying, printing, distribution, or use of the information contained or attached to this transmission is strictly prohibited. If you have received this transmission in error, please immediately notify the sender by telephone (360.980.8524) or return the e-mail message to skelly@cytodyn.com and delete the original transmission, its attachments, and any copies without reading or saving in any manner. Thank you. Date: Thursday, August 26, 2021 at 3:51 PM To: Scott Kelly <skelly@cytodyn.com> Subject: FW: Record date and if any of your shares are out on loan Paul R CAUTION: This message is from an outside sender. Do not click links, open attachments, or follow instructions unless you double check the sender’s email address and know the content is safe!

Case 1:21-cv-01139-MN Document 35 Filed 09/01/21 Page 9 of 9 PageID #: 680 From: Paul R [mailto:exitpoll@aol.com] Sent: Thursday, August 26, 2021 2:58 PM To: exitpoll@aol.com Subject: Record date and if any of your shares are out on loan Paul R To All: CytoDyn has set a record date of September 1st, this coming Wednesday, for its 2021 annual meeting, regarding the election of directors. If you have shares on loan (through a margin account or otherwise) and would like to vote your entire position at the annual meeting, please contact your broker to recall any shares you may have on loan. You must have your shares “long” in your account as of the September 1, 2021 record date to be able to vote at the special meeting. Please let our proxy solicitor, Okapi Partners LLC, know if you have any questions or if they can be of any assistance. write to either one below with any questions bhgoldfarb@okapipartners.com cgarske@okapipartners.com Thanks Paul R